                                 Exhibit 99.01

                                 Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and
        (b) of Section 1350, Chapter 63 of Title 18, United States Code)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Brooks-PRI Automation, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

            (1) The Annual Report on Form 10-K for the year ended September 30, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:  December 27, 2002         /s/ Robert J. Therrien
                                  ------------------------------------
                                  Name:  Robert J. Therrien
                                  President and Principal Executive Officer

Dated:  December 27, 2002         /s/ Steven E. Hebert
                                  ------------------------------------
                                  Name:  Steven E. Hebert
                                  Corporate Controller, Principal Accounting
                                  Officer and Acting Principal Financial Officer